UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

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OPAL Fuels Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40272 (Commission File Number)	98-1578357 (IRS Employer Identification No.)
One North Lexington Avenue, Suite 1450 White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 705-4000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OPAL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2024, OPAL Fuels Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 19, 2024 (the “Record Date”), there were 28,386,505 shares of Class A common stock outstanding, each share being entitled to one vote, 71,500,000 shares of Class B common stock outstanding, each share being entitled to one vote and 72,899,037 shares of Class D common stock outstanding, each share being entitled to five votes (the Class A common stock, Class B common stock and Class D common stock, collectively, the “Common Stock”).

Accordingly, as of the Record Date, there were 28,386,505 Class A common stock votes, 71,500,000 Class B common stock votes, and 364,495,185 Class D common stock votes, respectively, available to be cast, for a total of 464,381,690 votes available to be cast. At the Annual Meeting, the holders of 456,673,072 votes of the Common Stock were represented in person or by proxy, constituting a quorum. The following are the voting results for the proposals considered and voted upon at the meeting, each of which was described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 22, 2024.

Proposal 1 - Election of seven directors to hold office until the Annual Meeting of Stockholders to be held in 2025 or until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

Nominee	FOR	WITHHELD	Broker Non-Votes
Mark Comora, Chairman	445,599,519	5,394,698	5,678,855
Betsy L. Battle	446,861,078	4,133,139	5,678,855
Scott Dols	446,897,523	4,096,694	5,678,855
Kevin M. Fogarty	445,842,820	5,151,397	5,678,855
James Martell	446,890,100	4,104,117	5,678,855
Nadeem Nisar	445,602,078	5,392,139	5,678,855
Ashok Vemuri	446,885,230	4,108,987	5,678,855

Proposal 2 - Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

FOR	AGAINST	ABSTENTIONS	Broker Non-Votes
456,639,757	14,946	18,369	0

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2024

OPAL Fuels Inc.

By:	/s/ Scott Contino
Name:	Scott Contino
Title:	Interim Chief Financial Officer